EXHIBIT 32
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CERTIFICATIONS PURSUANT TO RULE 13A-14(B) OF THE SECURITIES EXCHANGE ACT OF 1934


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of TouchStone Software Corporation for the period ended September 30, 2004 as filed with the Securities Exchange Commission as of the date hereof (the "Report"), I, Jason K. Raza, President and Chief Executive Officer, and I, Michelle Carrozzella, Accounting Manager of TouchStone Software Corporation, hereby certify, pursuant to 18 U.S.C.ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of TouchStone Software Corporation.



Date: November 12, 2004               By: /s/ Jason K. Raza
      -----------------                   -------------------------------------
                                          President and Chief Executive Officer



Date: November 12, 2004               By: /s/ Michelle L. Carrozzella
      -----------------                   -------------------------------------
                                          Accounting Manager





A signed original of this written statement required by Section 906, or other documentation authenticating, acknowledging, or otherwise adopting the signature that appears in the typed form within the electronic version of this written statement required by the Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification "accompanies" the Quarterly Report on Form 10-QSB to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Security Exchange Act of 1934, as amended (whether made before or after the date of the Quarterly Report on Form 10-QSB, irrespective of a general incorporation language contained in such filings).